77Q1(e)

Amendment No. 1 to Management  Agreement with American Century Investment Management, Inc., effective as of July 26, 2013, Filed as Exhibit (d)(4) to Post-Effective  Amendment No. 41 to  the  Registrant's  Registration  Statement  filed  on  Form  N-1A  October 28, 2013, effective November 1, 2013, and incorporated herein by reference.